UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2008

PORTER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky, 40223
(Address of principal executive offices)

(502) 499-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

In a press release dated August 14, 2008, Porter Bancorp, Inc. announced that it will make a presentation to investors at the Howe Barnes Hoeffer & Arnett 13th Annual Community Bank Investor Conference in Chicago, Illinois at 3:20 p.m. Eastern time on Wednesday, August 19, 2008.

A copy of the press release, presentation materials and proforma financial information reconciliation table are attached hereto as, respectively, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Porter Bancorp, Inc. on August 14, 2008
99.2	Presentation Materials for Howe Barnes Hoeffer & Arnett 13th Annual Community Bank Investor Conference
99.3	Proforma Financial Information Reconciliation Table

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 14, 2008	Porter Bancorp Inc.

		By:	/s/ David B. Pierce
David B. Pierce
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 14, 2008
99.2	Presentation Materials for Howe Barnes Hoeffer & Arnett 13th Annual Community Bank Investor Conference
99.3	Proforma Financial Information Reconciliation Table